UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2012

Date of reporting period: March 16, 2012

Kavilco Incorporated Newsletter

March 2012

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the dividend declaration, portfolio, and important reminders about distributions from Kavilco's newsletter are attached to the N-30B-2. Articles not included in our filing are Direct Deposit and In Memory of Dr. Erma G. Lawrence.

Dividend Declaration
I am pleased to announce that on March 2, 2012, the Board of Directors declared a cash dividend of $16.58 per share. This dividend was paid to shareholders of record as of March 5, 2012. The dividend was payable on March 16, 2012. This dividend reflects undistributed earnings from 2011.

Your dividend check is enclosed with this newsletter unless you have direct deposit.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% federal income tax rate. For shareholders with 100 shares your dividend is $1,658.00. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $994.80. Therefore, you receive an additional $663.20 because Kavilco does not have to pay federal income tax.

New Adventures for the Corporate Secretary
Kavilco's Board of Directors and Shareholders have been working with our Corporate Secretary, Deanna Kaulay for seven years. Deanna is moving to Austin, Texas to be with her husband but leaves a wonderful legacy, of hard work and generosity with her time and commitment to Kavilco & KHHF.

She started out with only one day in training and was immediately thrown into the teeth of an audit, board meeting and dividend payment not to mention SEC filings. Somehow she persevered with the demanding administrative responsibilities that seem to increase with each passing year. Even though she is leaving us, she will still be active in the management of the Kavilco & KHHF websites.

We would like to welcome Carol D'Angelis into the Corporate Secretary role for Kavilco.

Carving Presentation in Appreciation of Deanna Kaulay
This is a model of a Killer Whale Pole located at the Whale House and Totem Park in Kasaan, Alaska and was purchased as a farewell gift for Deanna Kaulay, affectionately known as Dee. The carving was done by Michael Allen Jones, grandson of Raymond Louis Jones, Haida name Xúuj íitl' aagdáa (Chief Brown Bear), who in 1938 was instrumental in getting CCC funding for the restoration of the Whale House and Totem Park.

When you look at this carving we want you to reflect upon the time and effort you have invested in the formation of the Kasaan Haida Heritage Foundation and the degree of appreciation the Kavilco Board of Directors and Scott Burns would like to show for a job well done.

Every carving has a three part story, The Past, The Present and The Future. Where did it come from? Who made it? How old is it? Where has it been? This document answers some of these questions.

The story of the past applies to the art. To appreciate the art, it is important to understand the Haida social structure. All Haida people are born either "Ravens" or "Eagles" as determined by the mother's clan or moiety. Within the moiety are lineages; associated to these lineages are several crests, legends, and Haida names. The legends associated with the art may not be known, as it originates in the artist mind. It is of great importance to show the owner's status and lineage affiliation with designs. The main crests are utilized for display, personal identity and ceremonial purposes. The art symbols are earned in one's lifetime, inherited or acquired by adoption. The Killer Whale Pole would have been displayed near the clan house.

The Raven and Eagle Clans own and have a right to display certain crests. A sample of the crests affiliated with the Ravens are: Killer Whale, Grizzly Bear, Black Bear, Hawk, Moon, Sea Wolf, Shark and Wolf. A Pole like this would be found in front of the owner's long house or grave marker.

The story of the present applies to this day, and the days leading up to this point in time and what it took to get here. Who did the carving and why? What was on his mind as he worked on this carving? How did the carving find its way to this moment?

The story of the future of this carving has just begun. Who knows what path it will take? Who knows what future generations will think about as they gaze upon it? As time goes by, this carving will have a story to tell.

This carving marks the beginning of the next chapter in your life and we sincerely wish you well as this chapter begins.

Kasaan Haida Heritage Foundation, Kavilco Board of Directors and Mr. Scott Burns.

Portfolio
The corporate bond market is still in the doldrums. There are very few issues available that mature in eight years, which is our target range. It's hard to believe that a mere three years ago we were investing in bonds with yields in the 5 1/2% range and now similar issues yield 2 1/2%. Until interest rates improve we have suspended further investments in corporate bonds.

In order to make up the loss of interest income from bonds investments, we have expanded our stock market strategy. We have increased the maximum investment in dividend yielding stocks from $100,000 to $200,000. Hopefully, this strategy will make up the lost revenue from maturing high-yielding corporate bonds.

Keep in mind that were employing this strategy in the face of major negative economic problems in the Euro zone where most countries are on the verge of a recession and Greece, which could easily default on their sovereign debt. China's economy and most of Asia are also witnessing a slowdown. Apparently, the Federal Reserve realizes the U.S. isn't doing that well and plan to keep short-term interest rates around .05% for another two years. Needless to say, the foregoing could have a negative impact on future dividends.

In Kasaan
L&C Carbon representative Matt Delany, VP, along with Clare Doig, Certified Forester made a presentation on carbon offsets to the Board of Directors in the March meeting. Forests store carbon and one carbon offset is equal to the reduction of one ton of carbon dioxide emissions made, in order to compensate for carbon dioxide emissions made in California. Carbon offsets could be a source of revenue for Kavilco. However, the Internal Revenue Service and the Securities and Exchange Commission regulations spell out in detail what kind of investment we can make. We plan to research this in the near future to determine if we can legally sell these proposed credits.

The Board expressed serious interest in working with L&C Carbon, LLC to review and pursue the opportunities that they presented.

Update on the Naay ´Iwaans/Whale House. The Board reviewed and discussed the progress of Phase 1 of the Chief Son-I-Hat Whale House Renovation Project. Immediate corrective action has been taken to protect the interior house posts from further water and insect damage. Height and diameter measurements were taken of all four house posts to get an estimate of the logs that will be needed to replace these posts if necessary.

Important Reminders About Distributions
Shareholders are strongly encouraged to keep Kavilco informed of their most recent contact information. Payments to shareholders might be delayed for any of the following reasons:

Change of Address was not submitted prior to Record Date. Only a shareholder can change his or her address. Kavilco cannot accept address changes by friends or relatives of the shareholder. Change of address forms are available on our website or by calling our toll free number and requesting a form.

Change of Name has not been submitted to Kavilco's Shareholder Records. If a shareholder's name has changed due to marriage, divorce, adoption, etc., he or she must complete an Affidavit of Name Change form. Name change forms are available on our website or by calling our toll free number and requesting a form. It must be signed in the presence of a Notary Public and returned to Kavilco with a copy of the marriage certificate, adoption or divorce decree stating that the shareholder's name has been legally changed.

Direct Deposit form contains inaccurate information. Direct deposit authorizations must be received no later than three (3) weeks before a disbursement.

Kavilco's website has a Frequently Asked Questions page which answers many shareholder questions and provides links to additional information. Please keep your shareholder information current. Contact Kavilco with any changes at our toll free number 800.786.9574.

Please feel free to call me at our toll free number 800.786.9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO